                                                                   EXHIBIT 10.55

                       STANDARD FORM OF AGREEMENT BETWEEN
                            OWNER AND DESIGN/BUILDER

THIS DOCUMENT HAS IMPORTANT LEGAL CONSEQUENCES; CONSULTATION WITH AN ATTORNEY IS
ENCOURAGED WITH RESPECT TO ITS USE,  COMPLETION OR MODIFICATION.  AUTHENTICATION
OF THIS  ELECTRONICALLY  DRAFTED AIA  DOCUMENT MAY BE MADE BY USING AIA DOCUMENT
D401.

This  document  comprises two separate  Agreements:  Part 1 Agreement and Part 2
Agreement. To the extent  referenced in these  Agreements,  subordinate  parallel agreements  to A191 consist of AIA Document  A491,  Standard  Form of Agreements
Between  Design/Builder and Contractor,  and AIA Document B901, Standard Form of
Agreements Between Design/Builder and Architect.

Copyright  1985,  (C)1996 The American  Institute of  Architects,  1735 New York
Avenue,  NW, Washington,  DC 20006-5292.  Reproduction of the material herein or substantial  quotation of its provisions  without the written  permission of the
AIA  violates  the  copyright  laws of the United  States and will  subject  the violator to legal prosecution.

                                    AGREEMENT
                                  1996 EDITION
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AGREEMENT
made as of the 11th day of November in the year of 2004
(IN WORDS, INDICATE DAY, MONTH AND YEAR.)

BETWEEN the Owner:
(NAME AND ADDRESS)
MONTICELLO RACEWAY MANAGEMENT, INC.
204 State Route 17B
Monticello. NY 12701

Design/Builder:
(NAME AND ADDRESS)
Armistead Mechanical
168 Hopper Avenue
Waldwick, NJ 74630

For the following Project:
(INCLUDE PROJECT NAME, LOCATION AND A SUMMARY DESCRIPTION.)
New Horse Paddock-consisting of approximately 16,000 s.f. located on the grounds of Monticello Raceway, Monticello, NY 12701

The  Plumbinq and HVAC  services  described in Article 3 will be provided by the
Design Builder
(NAME AND ADDRESS)    (REGISTRATION NUMBER)     (RELATIONSHIP TO DESIGN/BUILDER)

Armistead Mechanical
168 Hopper Avenue
Waldwick, NJ 74630

Normal  Plumbing and HVAC  engineering  services will be provided  contractually through Desgin Builder except as indicated below:

(NAME AND ADDRESS)    (REGISTRATION NUMBER)     (RELATIONSHIP TO DESIGN/BUILDER)

SJM Associates                                        Mechanical Engineer
4800 Route 28
Boiceville, NY 12412

The Owner and the Design/Builder agree as set forth below.

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(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

                        TERMS AND CONDITIONS - AGREEMENT

                                   ARTICLE 1
                               GENERAL PROVISIONS

1.1         BASIC DEFINITIONS

1.1.1.      The Contract  Documents  consist of the documents  listed in Article
14, and this Agreement, the Design/Builder's Proposal and written addenda to the
Proposal  identified in Article 14, the Construction  Documents  approved by the
Owner in  accordance  with  Subparagraph  3.2.3 and  Modifications  issued after execution  of this  Part 2  Agreement.  A  Modification  is a Change  Order or a
written  amendment to this Agreement  signed by both parties,  or a Construction
Change Directive issued by the Owner in accordance with Paragraph 8.3.

1.1.2       The term "Work" means the construction and services  provided by the
Design/Builder to fulfill the Design/Builder's obligations.

1.1.3       The term  "Contractor"  when  referred to in the Contract  Documents shall be deemed to mean and refer to the Design/Builder herein.

1.2         EXECUTION, CORRELATION AND INTENT

1.2.1       It is the intent of the Owner and  Design/Builder  that the Contract
Documents include all items necessary for proper execution and completion of the
Work.  The Contract  Documents  are  complementary,  and what is required by one shall be binding as if required by all;  performance by the Design/Builder shall be required only to the extent consistent with and reasonably inferable from the
Contract  Documents as being  necessary to produce the intended  results.  Words that have well-known  technical or construction  industry  meanings are used in the Contract Documents in accordance with such recognized meanings.

1.2.2       If the Design/Builder  believes or is advised by the Architect or by another  design  professional  retained to provide  services on the Project that implementation  of any  instruction  received  from  the  Owner  would  cause  a violation of any applicable  law, the  Design/Builder  shall notify the Owner in writing.  Neither the  Design/Builder  nor the  Architect  shall be obligated to perform any act which either believes will violate any applicable law.

1.2.3       Nothing   contained  in  this  Part  2  Agreement   shall  create  a
contractual  relationship  between the Owner and any person or entity other than the Design/Builder.

1.3         OWNERSHIP AND USE OF DOCUMENTS

1.3.1  Drawings,   specifications,  and  other  documents  and  electronic  data furnished by the Design/Builder are instruments of service. The Design/Builder's
Architect and other providers of  professional  services shall retain all common law,  statutory  and  other  reserved  rights,  including  copyrights  in  those instruments of service furnished by them.  Drawings,  specifications,  and other documents and electronic  data are furnished for use solely with respect to this
Agreement. The Owner shall be permitted to retain copies, including reproducible copies, of the drawings, specifications, and other documents and electronic data furnished by the Design/Builder for information and reference in connection with the Project except as provided in Subparagraphs 1.3.2 and 1.3.3.

1.3.2       Drawings,  specifications,  and other  documents and electronic data furnished  by the  Design/Builder  shall  not be used by the  Owner or others on other projects,  for additions to this Project or for completion of this Project by others,  except by agreement in writing and with appropriate  compensation to the Design/Builder, unless the Design/Builder is adjudged to be in default under this Agreement or under any other subsequently executed agreement.

1.3.3       If the Design/Builder  defaults in the Design/Builder's  oblgiations to the  Owner,  the  Architect  shall  grant a  license  to the Owner to use the drawings,  specifications,  and other documents and electronic data furnished by the  Architect  to the  Design/Building  for  the  completion  of  the  Project,
conditioned   upon  the   Owner's   execution   of  an   agrement  to  cure  the
Design/Builder's  default in payment to the  Architect  for services  previously performed and to indemnify the Architect with regard to claims arising from such reuse without the Architect's professional involvement.

1.3.4       Submission or distribution of the Design/Builder's documents to meet official regulatory  requirements or for similar purposes in connection with the
Project  is not to be  construed  as  publication  in  derogation  of the rights reserved in Subparagraph 1.3.1

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(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

                                   ARTICLE 2
                                     OWNER

2.1         The Owner shall designate a representative  authorized to act on the
Owner's  behalf  with  respect  to the  Project.  The  Owner or such  authorized representative shall examine documents submitted by the Design/Builder and shall render decisions in a timely manner and in accordance with the schedule accepted by the Owner. The Owner may obtain  independent review of the Contract Documents by a separate architect,  engineer,  contractor or cost estimator under contract to or employed by the Owner. Such independent  review shall be undertaken at the
Owner's  expense in a timely manner and shall not delay the orderly  progress of the Work.

2.2         The Owner may appoint an on-site project  representative  to observe the Work and to have such other responsibilities as the Owner and Design/Builder agree in writing.

2.3         The  Owner  shall  cooperate  with the  Design/Builder  in  securing building and other  permits,  licenses and  inspections.  The Owner shall not be required to pay the fees for such permits, licenses and  inspections  unless the cost of such fees is excluded from the Design/Builder's Proposal.

2.4         The Owner shall  furnish  services of land  surveyors,  geotechnical
engineers  and  other  consultants  for  subsoil,   air  and  water  conditions,
Agreement,  when such  services are deemed  necessary by the  Design/Builder  to properly carry out the design services required by this Agreement.

2.5         The Owner  shall  disclose,  to the extent  known to the Owner,  the results and reports of prior tests,  inspections or investigations conducted for the Project involving: structural or mechanical systems; chemical, air and water
pollution;   hazardous   materials;   or  other   environmental  and  subsurface
conditions.  The  Owner  shall  disclose  all  information  known  to the  Owner regarding the presence of pollutants at the Project's site.

2.6         The  Owner  shall  furnish  all  legal,   accounting  and  insurance
counselling services as may be necessary at any time for the Project,  including such auditing  services as the Owner may require to verify the  Design/Builder's
Applications for Payment.

2.7         Those  services,  information,   surveys  and  reports  required  by
Paragraphs  2.4  through  2.6 which are  within  the  Owner's  control  shall be furnished at the Owner's expense,  and the  Design/Builder  shall be entitled to rely upon the accuracy and completeness thereof,  except to the extent the Owner advises the Design/Builder to the contrary in writing.

2.8.        If the Owner  requires  the  Design/Builder  to maintain any special insurance  coverage,  policy,  amendment,  or  rider,  the  Owner  shall pay the additional cost thereof, except as otherwise stipulated in this Agreement.

2.9         If the  Owner  observes  or  otherwise  becomes  aware of a fault or defect in the Work or nonconformity  with the  Design/Builder's  Proposal or the
Construction  Documents,  the Owner shall give prompt  written notice thereof to the Design/Builder.

2.10        The Owner  shall,  at the  request of the  Design/Builder,  prior to execution of this Agreement and promptly upon request thereafter, furnish to the
Design/Builder reasonable evidence that financial arrangements have been made to fulfill the Owner's obligations under the Contract.

2.11        The Owner shall  communicate  with  persons or entities  employed or retained by the  Design/Builder  through the  Design/Builder,  unless  otherwise directed by the Design/Builder.

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(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

                                   ARTICLE 3
                                 DESIGN/BUILDER

3.1         SERVICES AND RESPONSIBILITIES

3.1.1.      Design services required by this Agreement shall be performed by qualified architects and other design professionals.  The contractual obligations of such professional persons or entities are undertaken and performed in the interest of the Design/Builder.

3.1.2       The agreements betweeen the Design/Builder and the persons or entities identified in this Agreement, and any subsequent modifications, shall be in writing.  These agreements, including financial arrangements with respect to this Project, shall be promptly and fully disclosed to the Owner upon request.

3.1.3       The Design/Builder shall be responsible to the Owner for acts and omissions of the Design/Builder's employees, subcontractors and their agents and employees, and other persons, including the Architect and other design professionals, performing any portion of the Design/Builder's obligations under this Agreement.

3.2         BASIC SERVICES

3.2.1       The  Design/Builder's  Basic  Services  are  described  below and in
Article 14.

3.2.2       The  Design/Builder  shall designate a representative  authorized to act on the Design/Builder's behalf with respect to the Project.

3.2.3       The Design/Builder  shall submit  Construction  Documents for review and  approval  by  the  Owner.  Construction  Documents  may  include  drawings, specifications,  and other documents and electronic data setting forth in detail the requirements for construction of the Work, and shall:

            .1    be  consistent   with  the  intent  of  the   Design/Builder's
                  Proposal;

            .2    provide  information  for the  use of  those  in the  building trades; and

            .3    include documents  customarily  required for regulatory agency approvals.

3.2.4       The  Design/Builder,  with the  assistance of the Owner,  shall file documents  required to obtain  necessary  approvals of governmental  authorities having jurisdiction over the project.

3.2.5       The  Design/Builder  shall provide or cause to be provided and shall pay for  design  services,  labor,  materials,  equipment,  tools,  construction equipment  and  machinery,  water,  heat,  utilities,  transportation  and other facilities  and services  necessary for proper  execution and  completion of the
Work,  whether  temporary or permanent and whether or not  incorporated or to be incorporated in the Work.

3.2.6       The Design/Builder  shall be responsible for all construction means, methods, techniques, sequences and procedures, and for coordinating all portions of the Work under this Agreement.

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(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

3.2.7       The Design/Builder shall keep the Owner informed of the progress and quality of the Work.

3.2.8       The  Design/Builder  shall be responsible  for correcting Work which does not conform to the Contract Documents.

3.2.9       The  Design/Builder   warrants  to  the  Owner  that  materials  and
equipment  furnished  under the Contract  will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the construction will be free from faults and  defects,  and that the  construction  will conform with the requirements of the Contract Documents.  Construction not conforming to these requirements,  including substitutions not properly approved by the Owner, shall be corrected in accordance with Article 9.

3.2.10      The Design/Builder  shall pay all sales,  consumer,  use and similar taxes which had been legally enacted at the time the  Design/Builder's  Proposal was first  submitted  to the Owner,  and shall  secure and pay for  building and other permits and governmental fees, licenses and inspections  necessary for the proper execution and completion of the Work which are either customarily secured after execution of a contract for  construction  or are legally  required at the time the Design/Builder's Proposal was first submitted to the Owner.

3.2.11      The  Design/Builder  shall comply with and give notices  required by laws,  ordinances,  rules,  regulations and lawful orders of public  authorities relating to the Project.

3.2.12 The  Design/Builder  shall pay  royalties  and license  fees for patented designs,  processes or products. The Design/Builder shall defend suits or claims for infringement of patent rights and shall hold the Owner harmless from loss on account  thereof,  but shall not be responsible  for such defense or loss when a particular design,  process or product of a particular  manufacturer is required by the Owner.  However, if the Design/Builder has reason to believe the use of a required  design,  process  or  product  is an  infringement  of a  patent,  the
Design/Builder  shall be  responsible  for such loss unless such  information is promptly furnished to the Owner.

3.2.13      The Design/Builder shall keep the premises and surrounding area free from  accumulation of waste materials or rubbish caused by operations under this
Agreement.  At the completion of the Work, the Design/Builder  shall remove from the site waste materials,  rubbish,  the  Design/Builder's  tools,  construction equipment, machinery, and surplus materials.

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(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

3.2.14      The  Design/Builder  shall notify the Owner when the  Design/Builder believes  that the Work or an  agreed  upon  portion  thereof  is  substantially completed. If the Owner concurs, the Design/Builder shall issue a Certificate of
Substantial Completion which shall establish the Date of Substantial Completion, shall state the  responsibility of each party for security,  maintenance,  heat, utilities, damage to the Work and insurance, shall include a list of items to be completed  or corrected  and shall fix the time within which the  Design/Builder
shall  complete   items  listed   therein.   Disputes   between  the  Owner  and
Design/Builder  regarding the  Certificate  of Substantial  Completion  shall be resolved in accordance with provisions of Article 10.

3.2.15      The  Design/Builder  shall  maintain  at the site for the  Owner one record  copy  of the  drawings,  specifications,  product  data,  samples,  shop drawings,  Change  Orders and other  modifications,  in good order and regularly updated to record the  completed  construction.  These shall be delivered to the
Owner upon completion of construction and prior to final payment.

3.3         ADDITIONAL SERVICES

3.3.1       The  services  described in this  Paragraph  3.3 are not included in
Basic Services unless so identified in Article 14, and they shall be paid for by the Owner as provided in this  Agreement,  in addition to the  compensation  for
Basic Services.  The services  described in this Paragraph 3.3 shall be provided only if authorized or confirmed in writing by the Owner.

3.3.2       Making revisions in drawings, specifications, and other documents or electronic data when such revisions are required by the enactment or revision of codes,  laws or regulations  subsequent to the  preparation of such documents or electronic data.

3.3.3       Providing  consultation  concerning  replacement  of Work damaged by fire or other cause during  construction,  and furnishing  services  required in connection with the replacement of such Work.

3.3.4       Providing services in connection with a public hearing,  arbitration proceeding  or legal  proceeding,  except  where the  Design/Builder  is a party thereto.

3.3.5       Providing  coordination of construction performed by the Owner's own forces or  separate  contractors  employed  by the Owner,  and  coordination  of services  required in  connection  with  construction  performed  and  equipment supplied by the Owner.

3.3.6       Preparing a set of reproducible  record documents or electronic data showing significant changes in the Work made during construction.

3.3.7       Providing assistance in the utilization of equipment or systems such as  preparation of operation and  maintenance  manuals,  training  personnel for operation and maintenance, and consultation during operation.

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(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

                                   ARTICLE 4
                                      TIME

4.1         Unless otherwise  indicated,  the Owner and the Design/Builder shall perform their  respective  obligations as  expeditiously  as is consistent  with reasonable skill and care and the orderly progress of the Project.

4.2         Time limits stated in the Contract Documents are of the essence. The
Work to be performed  under this Part 2 Agreement shall commence upon receipt of a  notice  to  proceed  unless  otherwise  agreed  and,  subject  to  authorized
Modifications,  Substantial  Completion  shall be achieved on or before the date established in Article 14.

4.3         Substantial Completion is the stage in the progress of the Work when the Work or designated  portion thereof is  sufficiently  complete in accordance with the Contract  Documents so the Owner can occupy or utilize the Work for its intended use.

4.4         Based on the  Design/Builder's  Proposal,  a  construction  schedule shall be provided consistent with Paragraph 4.2 above.

4.5         If the  Design/Builder is delayed at any time in the progress of the
Work  by an  act or  neglect  of  the  Owner,  Owner's  employees,  or  separate contractors  employed  by the Owner,  or by changes  ordered in the Work,  or by labor disputes,  fire,  unusual delay in deliveries,  adverse weather conditions not reasonably anticipatable,  unavoidable casualties or other causes beyond the
Design/Builder's   control,   or  by  delay  authorized  by  the  Owner  pending
arbitration,  or by other  causes which the Owner and  Design/Builder  agree may justify  delay,  then the Contract Time shall be  reasonably  extended by Change
Order.

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(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

                                   ARTICLE 5
                                    PAYMENTS

5.1         PROGRESS PAYMENTS

5.1.1       The Design/Builder shall deliver to the Owner itemized  Applications for Payment in such detail as indicated in Article 14.

5.1.2       Within  Thirty  (30)  days  of the  Owner's  receipt  of a  properly submitted and correct  Application for Payment,  the Owner shall make payment to the Design/Builder.

5.1.3       The Application for Payment shall constitute a representation by the
Design/Builder  to the Owner that the design and construction have progressed to the point  indicated,  the quality of the Work covered by the  application is in accordance with the Contract  Documents,  and the  Design/Builder is entitled to payment in the amount requested.

5.1.4       Upon receipt of payment  from the Owner,  the  Design/Builder  shall promptly pay the Architect,  other design  professionals and each contractor the amount  to  which  each is  entitled  in  accordance  with  the  terms  of their respective contracts.

5.1.5       The Owner shall have no obligation under this Agreement to pay or to be  responsible  in any  way  for  payment  to  the  Architect,  another  design professional or a contractor performing portions of the Work.

5.1.6       Neither  progress  payment nor partial or entire use or occupancy of the  Project  by the  Owner  shall  constitute  an  acceptance  of  Work  not in accordance with the Contract Documents.

5.1.7       The Design/Builder  warrants that title to all construction  covered by an  Application  for Payment will pass to the Owner no later than the time of
payment.  The  Design/Builder   further  warrants  that  upon  submittal  of  an
Application for Payment all  construction  for which payments have been received from the Owner shall be free and clear of liens,  claims, security  interests or encumbrances  in favor of the  Design/Builder  or any  other  person  or  entity performing  construction  at the  site  or  furnishing  materials  or  equipment relating to the construction.

5.1.8       At the time of  Substantial  Completion,  the  Owner  shall  pay the
Design/Builder  the retainage,  if any, less the  reasonable  cost to correct or complete  incorrect or incomplete Work. Final payment of such withheld sum shall be made upon correction or completion of such Work.

5.2         FINAL PAYMENT

5.2.1       Neither final payment nor amounts retained, if any, shall become due until the  Design/Builder  submits to the Owner: (i) an affidavit that payrolls, bills for materials and  equipment,  and other  indebtedness  connected with the
Work for which the Owner or Owner's  property might be responsible or encumbered
(less amounts withheld by the Owner) have been paid or otherwise satisfied;  (2)
a certificate  evidencing,  that insurance required by the Contract Documents to remain in force  after  final  payment  is  currently  in effect and will not be canceled or allowed to expire until at least 30 days' prior  written  notice has been given to the Owner; (3) a written statement that the  Design/Builder  knows of no  substantial  reason that the insurance will not be renewable to cover the period  required by the Contract  Documents;  (4) consent of surety,  if any, to final payment; and (5) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims,  security interests or encumbrances arising out of the Contract,  to the extent and in such form as may be  designated  by the Owner.  If a contractor or other person or entity  entitled to assert a lien  against the Owner's  property refuses to furnish a release or waiver required by the Owner, the Design/Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such
lien.  If  such  lien  remains   unsatisfied   after   payments  are  made,  the
Design/Builder  shall  indemnify  the  Owner  for all loss and  cost,  including reasonable attorney's fees incurred as a result of such lien.

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(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

5.2.2       When the Work has been completed and the contract  fully  performed, the  Design/Builder  shall submit a final  application for payment to the Owner, who shall make final payment within 30 days of receipt.

5.2.3       The making of final payment  shall  constitute a waiver of claims by the Owner except those arising from:

            .1    liens, claims,  security interests or encumbrances arising out of the Contract and unsettled;

            .2    failure  of the Work to comply  with the  requirements  of the
                  Contract Documents; or

            .3    terms  of  special   warranties   required  by  the   Contract
                  Documents.

5.2.4       Acceptance of final payment shall  constitute a waiver of all claims by the Design/Builder  except those previously made in writing and identified by the Design/Builder as unsettled at the time of final Application for Payment.

                                   ARTICLE 6
                       PROTECTION OF PERSONS AND PROPERTY

6.1         The Design/Builder shall be responsible for initiating,  maintaining and providing  supervision of all safety  precautions and programs in connection wwith the performance of this Agreement.

6.2         The Design/Builder shall take reasonable  precautions for the safety of, and shall provide  reasonable  protection to prevent damage,  injury or loss to: (i) employees on the Work and other persons who may be affected thereby; (2)
the Work and  materials  and equipment to be  incorporated  therein,  whether in
storage  on  or  off  the  site,  under  case,   custody,   or  control  of  the
Design/Builder or the Design/Builder's contractors; and (3) other property at or adjacent thereto,  such as trees,  shrubs, lawns,  walks,  pavements,  roadways, structures and utilities not designated for removal relocation or replacement in the course of construction.

6.3         The  Design/Builder  shall give  notices and comply with  applicable laws,  ordinances,  rules,  regulations and lawful orders of public  authorities bearing on the safety of persons or property or their  protection  from  damage, injury or loss.

6.4         The Design/Builder shall promptly remedy damage and loss (other than damage or loss  insured  under  property  insurance  provided or required by the
Contract  Documents)  to  property at the site caused in whole or in part by the
Design/Builder,  a  contractor  of the  Design/Builder  or  anyone  directly  or indirectly  employed  by any of them,  or by anyone  for whose  acts they may be liable.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

                                   ARTICLE 7
                              INSURANCE AND BONDS

7.1         DESIGN/BUILDER'S LIABILITY INSURANCE

7.1.1.      The Design/Builder shall purchase from and maintain, in a company or companies  lawfully  authorized to do business in the  jurisdiction in which the
Project is located,  such insurance as will protect the  Design/Builder  or by a contractor of the  Design/Builder,  or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

            .1    claims under  workers'  compensation,  disability  benefit and other similar employee benefit laws that are applicable to the
                  Work to be performed;

            .2    claims  for  damages  because of bodily  injury,  occupational
                  sickness  or  disease,   or  death  of  the   Design/Builder's
                  employees;

            .3    claims for  damages  because  of bodily  injury,  sickness  or disease,  or death of persons other than the  Design/Builder's employees;

            .4    claims for damages covered by usual personal injury  liability coverage which are sustained (1) by a person as a result of an offense  directly or indirectly  rekated to employment of such person by the Design/Builder or (2) by another person;

            .5    claims for damages,  other than to the Work itself, because of injury to or destruction of tangible property,  including loss of use resulting therefrom;

            .6    claims for damages because of bodily injury, death of a person or property  damage  arising out of ownership,  maintenance or use of a motor vehicle; and

            .7    claims involving contractual liability insurance applicable to the Design/Builder's obligations under Paragraph 11.5.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

7.1.2       The insurance  required by  Subparagraph  7.1.1 shall be written for not less than limits of  liability  specified  in this  Agreement or required by law, whichever coverage is greater.  Coverages,  whether written on an occurence or claims-made  basis,  shall be maintained  without  interruption  from date of commencement  of the Work until date of final  payment  and  termination  of any coverage required to be maintained after final payment.

7.1.3       Certificates of Insurance acceptable to the Owner shall be delivered to the Owner immediately after execution of this Agreement.  These  Certificates and the  insurance  policies  required  by this  Paragraph  7.1 shall  contain a provision  that  coverages  afforded  under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Owner. If any of the foregoing insurance coverages are required to remain in force after final payment, an additional certificate evidencing  continuation of such  coverage  shall be  submitted  with the  application  for  final  payment.
Information   concerning  reduction  of  coverage  shall  be  furnished  by  the
Design/Builder    with   reasonable    promptness   in   accordance   with   the
Design/Builder's information and belief.

7.1.4       Design/Builder  shall cause the engineers to maintain throughout the period of this Project, and for a period of one year thereafter, a standard form errors and omissions  insurance  policy with One Million  Dollars,  ($1,000,000)
coverage per occurrence  with an insurance  company  satisfactory  to the Owner.
Design/Buider  shall assure that any and all consultants  engaged or employed by
Design/Builder  carry and maintain similar insurance in amounts  satisfactory to
Owner.  The  maintenance  in full and current  force and effect of such form and amount of  insurance,  in such amount as Owner shall have  accepted,  shall be a condition  precedent  to the  Design/Builder's  exercise or  enforcement  of any rights under this Agreement.  Each policy required hereunder shall name Owner as an additional  insured.  Any policy shall include an endorsement  providing that the insurance company waive rights of subrogation against the Owner.

7.1.5       The limits of insurance as required in  Subparagraph  7.1.1 shall be as  stated in  Design/Builder's  Certificate  of  insurance  attached  hereto as
Exhibit "I" to the Contract.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

7.2         OWNER'S LIABILITY INSURANCE

7.2.1       The Owner shall be responsible  for purchasing and  maintaining  the
Owner's  usual  liability  insurance.  Optionally,  the Owner may  purchase  and maintain other insurance for self-protection against claims which may arise from operations under this Agreement. The Design/Builder shall not be responsible for purchasing and maintaining  this optional  Owner's  liability  insurance  unless specifically required by the Contract Documents.

7.3         PROPERTY INSURANCE

7.3.1       Unless  otherwise  provided  under this  Agreement,  the Owner shall purchase and  maintain,  in a company or companies  authorized to do business in the jurisdiction in which the principal improvements are to be located, property insurance  upon the Work to the full  insurable  value  thereof on a replacement cost basis  without  optional  deductibles.  Such  property  insurance  shall be maintained,  unless  otherwise  provided in the Contract  Documents or otherwise agreed in writing by all  persons and  entities  who are  beneficiaries  of such insurance,  until final payment has been made or until no person or entity other than the  Owner has an  insurable  interest  in the  property  required  by this
Paragraph 7.3 to be insured,  whichever is earlier. This insurance shall include interests of the Owner, the Design/Builder, and their respective contractors and subcontractors in the Work.

7.3.2       Property  insurance  shall be on an  all-risk  policy form and shall insure  against the perils of fire and extended  coverage  and physical  loss or damage including,  without duplication of coverage, theft, vandalism,  malicious mischief, collapse, falsework,  temporary buildings and debris removal including demolition  occasioned by enforcement of any applicable legal requirements,  and shall  cover  reasonable  compensation  for the  services  and  expenses  of the
Design/Builder's  Architect and other professionals required as a result of such insured loss.  Coverage for other perils shall not be required unless  otherwise provided in the Contract Documents.

7.3.3       If the Owner does not intend to  purchase  such  property  insurance required by this Agreement and with all of the coverages in the amount described above, the Owner shall so inform the Design/Builder prior to commencement of the construction.  The  Design/Builder  may then effect insurance which will protect the interests of the Design/Builder and the Design/Builder's  contractors in the construction,  and by appropriate Change Order the cost thereof shall be charged to the Owner. If the  Design/Builder is damaged by the failure or neglect of the
Owner to purchase or maintain insurance as described above, then the Owner shall bear all reasonable costs properly attributable thereto.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

7.3.4       Unless otherwise provided, the Owner shall purchse and maintain such boiler and machinery insurance required by this Agreement or by law, which shall specifically  cover such insured  objects  during  installation  and until final acceptance by the Owner.  This insurance  shall include  interests of the Owner, the Design/Builder,  the Design/Builder's  contractors and subcontractors in the
Work, and the  Design/Builder's  Architect and otehr design  professionals.  The
Owner and the Design/Builder shall be named insureds.

7.3.5       A loss  insured  under  the  Owner's  property  insurance  shall  be adjusted by the Owner as  fiduciary  and made  payable to the Owner as fiduciary for the insureds, as their interests may appear,  subject to requirements of any applicable mortgagee clause and of Subparagraph 7.3.10. The Design/Builder shall
pay   contractors   their   shares  of  insurance   proceeds   received  by  the
Design/Builder, and by appropriate agreement, written where legally required for validity,  shall require contractors to make payments to their subcontractors in similar manner.

7.3.6       Before an exposure to loss may occur,  the Owner shall file with the
Design/Builder a copy of each policy that includes insurance  coverages required by this  Paragraph  7.3.  Each policy  shall  contain all  generally  applicable conditions,  definitions,  exclusions and endorsements  related to this Project.
Each policy  shall  contain a provision  that the policy will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Design/Builder.

7.3.7       If the  Design/Builder  requests in writing that insurance for risks other than those  described  herein or for other special  hazards be included in the  property  insurance  policy,  the Owner  shall,  if  possible,  obtain such insurance,  and the cost  thereof  shall be  charged  to the  Design/Builder  by appropriate Change Order.

7.3.8       The Owner and the Design/Builder waive all rights against each other and the Architect and other design professionals,  contractors,  subcontractors, agents and  employees,  each of the other,  for damages  caused by fire or other perils to the extent  covered by property  insurance  obtained  pursuant to this
Paragraph 7.3 or other property  insurance  applicable to the Work,  except such rights  as they may have to  proceeds  of such  insurance  held by the  Owner as trustee.  The Owner or Design/  Builder,  as  appropriate,  shall  require  from contractors and subcontractors by appropriate agreements,  written where legally required for validity, similar waivers each in favor of other parties enumerated in this Paragraph 7.3. The policies shall provide such waivers of subrogation by endorsement  or otherwise.  A waiver of  subrogation  shall be effective as to a person or entity even though that person or entity would  otherwise  have a duty of indemnification,  contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

7.3.9       If required in writing by a party in interest,  the Owner as trustee shall,  upon occurrence of an insured loss, give bond for proper  performance of the Owner's duties. The cost of required bonds shall be charged against proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received,  which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or in accordance with an arbitration award in which case the procedure  shall be as provided in Article io. If after such loss no other special agreement is made, replacement of damaged Work shall be covered by appropriate Change Order.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

7.3.10      The Owner as  trustee  shall  have power to adjust and settle a loss with  insurers  unless one of the parties in interest  shall  object in writing, within five (5) days after  occurrence  of loss to the Owner's  exercise of this power;  if such  objection  be  made,  the  parties  shall  enter  into  dispute resolution under procedures provided in Article lo. If distribution of insurance
proceeds  by  arbitration  is  required,   the  arbitrators   will  direct  such
distribution.

7.3.11      Partial  occupancy or use prior to Substantial  Completion shall not commence until the insurance company or companies  providing  property insurance have consented to such partial occupancy or use by endorsement or otherwise. The
Owner and the Design/ Builder shall take  reasonable  steps to obtain consent of the  insurance  company or  companies  and shall  not,  without  mutual  written consent,  take any action with  respect to partial  occupancy  or use that would cause cancellation, lapse or reduction of coverage.

7.4            LOSS OF USE INSURANCE

7.4.1       The Owner,  at the Owner's  option,  may purchase and maintain  such insurance as will insure the Owner  against loss of use of the Owner's  property due to fire or other  hazards,  however  caused.  The Owner waives all rights of action  against  the  Design/Builder  for loss of use of the  Owner's  property, including consequential losses due to fire or other hazards, however caused.

                                    ARTICLE 8
                               CHANGES IN THE WORK

8.1         CHANGES

8.1.1       Changes  in the Work may be  accomplished  after  execution  of this
Agreement,  without invalidating this Agreement,  by Change Order,  Construction
Change  Directive,  or order  for a minor  change in the  Work,  subject  to the limitations stated in the Contract Documents.

8.1.2       A Change Order shall be based upon  agreement  between the Owner and the  Design/Builder;  a Construction Change Directive may be issued by the Owner without the agreement of the Design/Builder;  an order for a minor change in the
Work may be issued by the Design/Builder alone.

8.1.3       Changes in the Work shall be performed under  applicable  provisions of the Contract Documents, and the Design/Builder shall proceed promptly, unless otherwise provided in the Change Order,  Construction Change Directive, or order for a minor change in the Work.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

8.1.4       If unit prices are stated in the Contract  Documents or subsequently agreed  upon,  and if  quantities  originally  contemplated  are so changed in a proposed Change Order or Construction  Change Directive that application of such unit prices to quantities of Work  proposed will cause  substantial  inequity to the Owner or the  Design/Builder,  the applicable unit prices shall be equitably adjusted.

8.2            CHANGE ORDERS

8.2.1       A  Change   Order  is  a   written   instrument   prepared   by  the
Design/Builder  and signed by the Owner and the  Design/Builder,  stating  their agreement upon all of the following:

            .1    a change in the Work;

            .2    the amount of the adjustment, if any, in the Contract Sum; and

            .3    the extent of the adjustment, if any, in the Contract Time.

8.2.2       If the Owner  requests a proposal  for a change in the Work from the
Design/Builder and subsequently  elects not to proceed with the change, a Change
Order shall be issued to reimburse the Design/Builder for any costs incurred for estimating services, design services or preparation of proposed revisions to the
Contract Documents.

8.3           CONSTRUCTION CHANGE DIRECTIVES

8.3.1       A  Construction  Change  Directive is a written  order  prepared and signed by the  Owner,  directing  a change  in the Work  prior to  agreement  on adjustment, if any, in the Contract Sum or Contract Time, or both.

8.3.2       Except as otherwise agreed by the Owner and the Design/Builder,  the adjustment  to the Contract Sum shall be  determined  on the basis of reasonable expenditures  and  savings  of those  performing  the Work  attributable  to the change,  including  the  expenditures  for design  services and revisions to the
Contract  Documents.  In case of an increase in the Contract Sum, the cost shall include a  reasonable  allowance  for  overhead  and profit.  In such case,  the
Design/Builder  shall keep and  present an  itemized  accounting  together  with appropriate  supporting data for inclusion in a Change Order.  Unless  otherwise provided in the Contract Documents, costs for these purposes shall be limited to the following:

            .1    costs  of  labor,  including  social  security,  old  age  and unemployment insurance,  fringe benefits required by agreement or custom, and workers' compensation insurance;

            .2    costs of materials, supplies and equipment,  including cost of transportation, whether incorporated or consumed;

            .3    rental  costs of  machinery  and  equipment  exclusive of hand tools, whether rented from the Design/Builder or others;

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

            .4    costs of premiums for all bonds and insurance permit fees, and sales, use or similar taxes;

            .5    additional  costs of  supervision  and field office  personnel directly  attributable  to the change;  and  fees  paid to the
                  Architect, engineers and other professionals.

8.3.3       Pending  final  determination  of cost to the Owner,  amounts not in dispute may be included in Applications for Payment.  The amount of credit to be allowed by the Design/Builder to the Owner for deletion or change which  results in a net  decrease  in the  Contract  Sum will be  actual  net  cost.  When both additions and credits covering  related Work or substitutions  are involved in a change,  the  allowance for overhead and profit shall be figured on the basis of the net increase, if any, with respect to that change.

8.3.4       When the Owner and the Design/Builder  agree upon the adjustments in
the  Contract  Sum  and  Contract  Time,   such  agreement  shall  be  effective
immediately and shall be recorded by preparation and execution of an appropriate
Change Order.

8.4         MINOR CHANGES IN THE WORK

8.4.1       The Design/Builder shall have authority to make minor changes in the
Construction  Documents  and  construction  consistent  with the  intent  of the
Contract  Documents  when such minor changes do not involve   adjustment  in the
Contract  Sum or  extension  of the  Contract  Time.  The  Design/Builder  shall promptly  inform the Owner,  in writing,  of minor  changes in the  Construction
Documents and construction.

8.5         CONCEALED CONDITIONS

8.5.1       If conditions  are  encountered at the site which are (1) subsurface or otherwise  concealed  physical  conditions which differ materially from those indicated in the Contract  Documents,  or (2) unknown physical  conditions of an unusual nature which differ  materially from those ordinarily found to exist and generally  recognized  as inherent in  construction  activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly  before  conditions are disturbed and in no event later than 21 days after first observance of the conditions.  The Contract
Sum shall be equitably  adjusted for such  concealed  or unknown  conditions  by
Change  Order upon claim by either  party made within 21 days after the claimant becomes aware of the conditions.

8.6         REGULATORY CHANGES

8.6.1       The   Design/Builder   shall  be  compensated  for  changes  in  the
construction  necessitated  by the  enactment  or  revisions  of codes,  laws or regulations subsequent to the submission of the Design/Builder's Proposal.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

                                    ARTICLE 9
                               CORRECTION OF WORK

9.1         The Design/Builder shall promptly correct Work rejected by the Owner or known by the  Design/Builder  to be  defective  or  failing to conform to the requirements  of the  Contract  Documents,  whether  observed  before  or  after
Substantial  Completion and whether or not  fabricated,  installed or completed.
The Design/Builder  shall bear costs of correcting such rejected Work, including additional testing and inspections.

9.2         If, within one (1) year after the date of Substantial  Completion of the Work or, after the date for  commencement  of  warranties  established  in a written  agreement between the Owner and the  Design/Builder,  or by terms of an applicable special warranty required by the Contract Documents,  any of the Work is  found  to be  not in  accordance  with  the  requirements  of  the  Contract
Documents,  the  Design/Builder  shall  correct it promptly  after  receipt of a written notice from the Owner to do so unless the Owner has previously given the
Design/ Builder a written acceptance of such condition.

9.3         Nothing  contained in this Article 9 shall be construed to establish
a  period  of   limitation   with  respect  to  other   obligations   which  the
Design/Builder  might have under the Contract  Documents.  Establishment  of the time period of one (1)  year as described in  Subparagraph  9.2 relates only to the specific  obligation of the  Design/Builder  to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract
Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Design/Builder's liability with respect to the
Design/Builder's obligations other than specifically to correct the Work.

9.4         If  the  Design/Builder  fails  to  correct  nonconforming  Work  as required or fails to carry out Work in accordance  with the Contract  Documents, the Owner,  by written order signed  personally or by an agent  specifically  so empowered  by the Owner in writing,  may  order the  Design/Builder  to stop the
Work,  or any  portion  thereof,  until  the  cause  for  such  order  has  been eliminated; however, the Owner's right to stop the Work shall not give rise to a duty  on the  part of the  Owner  to  exercise  the  right  for  benefit  of the
Design/Builder or other persons or entities.

9.5         If the Design/Builder  defaults or neglects to carry out the Work in accordance  with the  Contract  Documents  and fails within seven (7) days after receipt of written notice from the Owner to commence and continue  correction of such  default or neglect with  diligence  and  promptness,  the Owner may give a second  written  notice to the  Design/Builder  and,  seven  (7) days  following receipt  by the  Design/Builder  of  that  second  written  notice  and  without prejudice to other remedies the Owner may have,  correct such  deficiencies.  In such case an  appropriate  Change Order shall be issued  deducting from payments then or  thereafter  due the  Design/  Builder,  the  costs of  correcting  such deficiencies.  If the payments then or thereafter due the Design/Builder are not sufficient to cover the amount of the deduction,  the  Design/Builder  shall pay the  difference  to the  Owner.  Such  action by the Owner  shall be  subject to dispute resolution procedures as provided in Article 10.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

                                   ARTICLE 10
                              DISPUTE RESOLUTION -
                            MEDIATION AND ARBITRATION

10.1        Claims, disputes or other matters in question between the parties to this  Agreement  arising out of or relating to this  Agreement or breach thereof shall be subject to and decided by mediation or  arbitration.  Such mediation or arbitration  shall be conducted in  accordance  with the  Construction  Industry
Mediation or Arbitration Rules of the American Arbitration Association currently in effect.

10.2        In addition to and prior to arbitration,  the parties shall endeavor to settle disputes by mediation.  Demand for mediation shall be filed in writing with the  other  party to this  Agreement  and  with  the  American  Arbitration
Association. A demand for mediation shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand  for  mediation  be made  after  the date  when  institution  of legal or equitable  proceedings based on such claim,  dispute or other matter in question would be barred by the applicable statutes of repose or limitations.

10.3        Demand  for  arbitration  shall be filed in  writing  with the other party to this Agreement and with the American Arbitration Association.  A demand for arbitration shall be made within a reasonable time after the claim,  dispute or other  matter in  question  has  arisen.  In no event  shall the  demand  for arbitration  be made  after  the date  when  institution  of legal or  equitable proceedings  based on such claim,  dispute or other matter in question  would be barred by the applicable statutes of repose or limitations.

10.4        An  arbitration  pursuant  to this  Article  may be  joined  with an arbitration  involving  common issues of law or fact between the  Design/Builder and any  person  or  entity  with  whom  the  Design/Builder  has a  contractual obligation  to  arbitrate  disputes.  No  other  arbitration  arising  out of or relating to this Agreement shall include,  by  consolidation,  joinder or in any other manner,  an additional  person or entity not a party to this  Agreement or not a party to an agreement with the  Design/Builder,  except by written consent containing a specific  reference  to this Part 2 Agreement  signed by the Owner, the Design/Builder and any other person or entities sought to be joined. Consent to  arbitration  involving an additional  person or entity shall not  constitute consent to  arbitration  of any claim,  dispute or other  matter in question not described  in the  written  consent  or with a person  or  entity  not  named or described therein.  The foregoing agreement to arbitrate and other agreements to arbitrate  with an additional  person or entity duly consented to by the parties
to  this  Agreement  shall  be  specifically   enforceable  in  accordance  with
applicable law in any court having jurisdiction thereof.

10.5        The award rendered by the arbitrator or arbitrators  shall be final, and judgment may be entered upon it in  accordance  with  applicable  law in any court having jurisdiction thereof.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

                                   ARTICLE 11
                            MISCELLANEOUS PROVISIONS

11.1        Unless otherwise  provided,  this Agreement shall be governed by the law of the place where the Project is located.

11.2        SUBCONTRACTS

11.2.1      The  Design/Builder,  as soon as practicable after execution of this
Agreement,  shall  furnish to the Owner in writing  the names of the  persons or entities the Design/Builder will engage as contractors for the Project.

11.3        WORK BY OWNER OR OWNER'S CONTRACTORS

11.3.1      The Owner reserves the right to perform  construction  or operations related to the  Project  with the  Owner's  own  forces,  and to award  separate contracts in connection with other portions of the Project or other construction or  operations  on  the  site  under  conditions  of  insurance  and  waiver  of subrogation  identical  to the  provisions  of  this  Part 2  Agreement.  If the
Design/Builder  claims that delay or additional cost is involved because of such action by the Owner, the Design/Builder  shall assert such claims as provided in
Subparagraph 11.4.

11.3.2      The  Design/Builder  shall afford the Owner's  separate  contractors reasonable  opportunity  for  introduction  and storage of their  materials  and equipment and  performance of their  activities and shall connect and coordinate the Design/Builder's  construction and operations with theirs as required by the
Contract Documents.

11.3.3      Costs  caused  by  delays  or  by  improperly  timed  activities  or defective construction shall be borne by the party responsible therefor.

11.4        CLAIMS FOR DAMAGES

11.4.1      If either party to this Agreement suffers injury or damage to person or  property  because of an act or omission  of the other  party,  of any of the other  party's  employees  or agents,  or of others for whose acts such party is legally liable, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after first observance. The notice shall provide sufficient detail to enable the other party to  investigate  the matter.  If a claim of additional  cost or time related to this claim is to be asserted, it shall be filed in writing.

11.5        INDEMNIFICATION

11.5.1      To the fullest  extent  permitted by law, the  Design/Builder  shall indemnify  and hold  harmless  the Owner,  Owner's  consultants,  and agents and employees of any of them from and against claims,  damages, losses and expenses, including but not limited to attorneys'  fees,  arising out of or resulting from performance of the Work,  provided that such claim,  damage,  loss or expense is attributable  to bodily injury,  sickness,  disease or death, or to injury to or destruction of tangible  property (other than the Work itself) including loss of use  resulting  therefrom,  but only to the extent caused in whole or in part by negligent acts or omissions of the Design/Builder, anyone directly or indirectly employed by the  Design/Builder or anyone for whose acts the  Design/Builder may be liable,  regardless of whether or not such claim,  damage, loss or expense is caused in part by a party  indemnified  hereunder.  Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity which  would otherwise exist as to a party or person described in this Paragraph
11.5.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

11.5.2      In  claims  against  any  person or entity  indemnified  under  this
Paragraph  11.5  by an  employee  of  the  Design/Builder,  anyone  directly  or indirectly  employed  by  the  Design/Builder  or  anyone  for  whose  acts  the
Design/Builder  may  be  liable,  the  indemnification   obligation  under  this
Paragraph  11.5  shall  not be  limited  by a  limitation  on  amount or type of damages,  compensation or benefits  payable by or for the  Design/Builder  under workers  compensation  acts,  disability  benefit acts or other employee benefit acts.

11.6        SUCCESSORS AND ASSIGNS

11.6.1      The Owner and Design/Builder,  respectively,  bind themselves, their partners,  successors,  assigns and legal  representatives to the other party to this  Agreement and to the partners,  successors and assigns of such other party with  respect to all  covenants  of this  Agreement.  Neither  the Owner nor the
Design/Builder  shall assign this Agreement  without the written  consent of the other. The Owner may assign this Agreement to any institutional lender providing construction  financing,  and the Design/Builder  agrees to execute all consents reasonably required to facilitate such an assignment. If either party makes such an assignment,  that party shall nevertheless remain legally responsible for all obligations  under this Part 2 Agreement,  unless  otherwise agreed by the other party.

11.7        TERMINATION OF PROFESSIONAL DESIGN SERVICES

11.7.1      Prior to  termination  of the services of the Architect or any other design  professional  designated in this  Agreement,  the  Design/Builder  shall identify to the Owner in writing another architect or other design  professional with respect to whom the Owner has no reasonable objection, who will provide the services  originally  to have been  provided by the  Architect  or other  design professional whose services are being terminated.

11.8        EXTENT OF AGREEMENT

11.8.1      This Agreement represents the entire agreement between the Owner and
the  Design/Builder  and  supersedes  prior  negotiations,   representations  or
agreements,  either  written or oral.  This  Agreement  may be  amended  only by written instrument and signed by both the Owner and the Design/Builder.

                                   ARTICLE 12
                          TERMINATION OF THE AGREEMENT

12.1        TERMINATION BY THE OWNER

12.1.1      This  Agreement may be terminated by the Owner upon i4 days' written notice to the Design/Builder in the event that the Project is abandoned: If such termination  occurs,  the Owner shall pay the  Design/Builder for Work completed and for proven loss sustained upon materials, equipment, tools, and construction equipment and machinery, including reasonable profit and applicable damages.

12.1.2      If the Design/Builder  defaults or persistently fails or neglects to carry out the Work in accordance with the Contract Documents or fails to perform the  provisions of this  Agreement,  the Owner may give written  notice that the
Owner  intends to  terminate  this  Agreement.  If the  Design/Builder  fails to correct the defaults, failure or neglect within seven (7) days after being given notice, the Owner may then give a second written notice and, after an additional seven (7) days,  the Owner may without  prejudice to any other remedy  terminate the employment of the  Design/Builder and take possession of the site and of all materials,  equipment,  tools and construction  equipment and machinery  thereon owned by the Design/Builder and finish the Work by whatever method the Owner may deem expedient. If the unpaid balance of the Contract Sum exceeds the expense of finishing the Work and all damages  incurred by the Owner,  such excess shall be paid to the  Design/Builder.  If the  expense  of  completing  the  Work and all damages  incurred by the Owner exceeds the unpaid  balance,  the  Design/Builder shall pay the difference to the Owner. This obligation for payment shall survive termination of this Agreement.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

12.2        TERMINATION BY THE DESIGN/BUILDER

12.2.1      If the Owner fails to make payment when due, the  Design/Builder may give  written  notice of the  Design/  Builder's  intention  to  terminate  this
Agreement.  If the Design/Builder fails to receive payment within seven (7) days after receipt of such notice by the Owner, the  Design/Builder may give a second written  notice and,  seven (7) days after receipt of such second written notice by the Owner,  may  terminate  this Part 2 Agreement  and recover from the Owner payment  for Work  executed  and for proven  losses  sustained  upon  materials, equipment, tools, and construction equipment and machinery, including reasonable profit and applicable damages.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

                                   ARTICLE 13
                               BASIS COMPENSATION

The Owner shall  compensate  the  Design/Builder  in accordance  with Article 5,
Payments, and the other provisions of this Agreement as described below.

13.1        COMPENSATION

13.1.1      For the  Design/Builder's  performance  of the Work, as described in
Paragraph 3.2 and including any other  services  listed in Article 14 as part of
Basic  Services,  the Owner shall pay the  Design/Builder  in current  funds the
Contract  Sum  as  follows:  THREE  HUNDRED  FOURTY-FOUR  THOUSAND  SIX  HUNDRED
THIRTY-THREE DOLLARS ($344,633)

13.1.2      For Additional Services, as described in Paragraph 3.3 and including any other  services  listed in Article 14 as Additional  Services,  compensation shall be as follows:

Negotiated between Owner and  Design/Builder:  however, in no case shall changes or  additional  services  exceed  actual cost plus an overhead and profit fee of
10%.

13.3        INTEREST PAYMENTS

13.3.1      The rate of interest  for past due  payments  shall be as follows:

Not Applicable
--------------

(USURY LAWS AND  REQUIREMENTS  UNDER THE FEDERAL  TRUTH IN LENDING ACT,  SIMILAR
STATE AND LOCAL  CONSUMER  CREDIT LAWS AND OTHER  REGULATIONS AT THE OWNER'S AND
DESIGN/ BUILDER'S  PRINCIPAL PLACES OF BUSINESS,  AT THE LOCATION OF THE PROJECT
AND ELSEWHERE MAY AFFECT THE VALIDITY OF THIS  PROVISION.  SPECIFIC LEGAL ADVICE
SHOULD BE OBTAINED WITH RESPECT TO DELETION, MODIFICATION OR OTHER REQUIREMENTS,
SUCH AS WRITTEN DISCLOSURES OR WAIVERS.)

                                   ARTICLE 14
                          OTHER CONDITIONS AND SERVICES

14.1        The Basic  Services to be  performed  shall be  commenced on date of
Notice to Proceed and,  subject to authorized  adjustments and delays not caused by the Design/Builder,  Substantial Completion shall be achieved in the Contract
Time of February 15, 2005.

14.2        The  Basic Services  beyond  those  described  in  Article  3 are as follows:  In accordance  with the Bid Form/Form of Proposal dated  September 22,
2004  and the Bid  Documents  and  Contract  Documents  referenced  herein,  the
Contractor  shall  perform  all  Design/Build  Work  necessary  for  a  complete operatble Paddock ready for use by the Owner, which Paddock design satisfies the design concept as indicated within the Contract Documents.

14.3        Additional  Services  beyond  those  described  in  Article 3 are as follows:

Not Applicable
--------------

14.4        The  Design/Builder  shall submit an Application  for Payment on the first ( ) day of each month.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.

14.5        The Design/Builder's Proposal includes the following documents:

(LIST THE DOCUMENTS BY SPECIFIC TITLE AND DATE; INCLUDE ANY REQUIRED PERFORMANCE
AND PAYMENT BONDS.)

Title                                                  Date

Exhibit "A" Scope of Work & Bidding Requirements, dated 09/01/04.
Exhibit "B" Clarifications to Drawings of Exhibit B, dated 09/01/04.
Exhibit "C" List of Bidding Schematic Drawings, dated 09/01/04.
Exhibit "D" Exhibit "D", Bid Form/Form of Proposal, dated 09/22/04.
Exhibit "E" Project Schedule Requirements, dated 09/22/04.
Exhibit "F" Form of Proposal, dated 10/04/04.
Exhibit "G" Addendum No. 1, dated 09/09/04.
Exhibit "H" Exhibit "H", List of Accepted Changes, dated 09/22/04.
Exhibit "I" Contractor's Certificate of Insurance

This Agreement entered into as of the day and year first written above.

MONTICELLO RACEWAY MANAGEMENT, INC.            ARMISTEAD MECHANICAL, INC.

/s/ Philip Berman                              /s/ Joseph Jerkowski
-----------------------------------            ---------------------------------
OWNER (Signature)                              DESIGN/BUILDER (Signature)

Philip Berman, VP                              Joseph Jerkowski
-----------------------------------            ---------------------------------
(Printed name and title)                       (Printed name and title)
Philip Berman, VP                              NY Operations Mgr.

--------------------------------------------------------------------------------
(C) 1996 THE AMERICAN  INSTITUTE  OF  ARCHITECTS,  1735 NEW YORK  AVENUE,  N.W.,
WASHINGTON, D.C. 20006-5292. AIA DOCUMENT A191 o OWNER-DESIGN/BUILDER  AGREEMENT
o 1996  EDITION  o AIA(R)  o  WARNING:  Unlicensed  photocopying  violates  U.S.
copyright  laws  and  is  subject  to  legal  prosecution.   This  document  was
electronically  produced  with  permission  of the AIA and can be  reproduced in accordance with your license  without  violation until the date of expiration as
noted     below.     expiration     as    noted    below.     User     Document:
a191-armistead-11-9-04.aia  --  11/10/2004.  AIA License Number  1500563,  which expires on 12/31/2004.